UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

HOOKER FURNITURE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2019, Michael W. Delgatti, Jr., President- Hooker Domestic Upholstery and Emerging Channels, informed the Company of his plans to retire from his position on January 31, 2020, the last business day of the Company’s current fiscal year.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Hooker Furniture Corporation (the “Company”) held on June 12, 2019, shareholders voted on the matters described below:

1.	The Company’s shareholders elected each of the following eight directors to serve a one-year term on the Company’s Board of Directors by the following vote:

Director	For	Withheld	Non-votes
Paul B. Toms, Jr.	9,244,631	283,335	1,148,312
W. Christopher Beeler, Jr.	9,070,076	457,890	1,148,312
Paulette Garafalo	9,357,976	169,990	1,148,312
John L. Gregory, III	9,061,328	466,638	1,148,312
Tonya H. Jackson	9,355,876	172,090	1,148,312
E. Larry Ryder	9,344,850	183,116	1,148,312
Ellen C. Taaffe	9,257,625	270,341	1,148,312
Henry G. Williamson, Jr.	9,250,020	277,946	1,148,312

2.	The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2020 by the following vote:

Votes For	Votes Against	Abstain	Broker Non-votes
10,558,198	106,586	11,494	-

3.

The Company’s shareholders approved, on an advisory basis, the executive compensation program for its named executive officers as disclosed in the Company’s Proxy Statement for the Annual Meeting. The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-votes
9,421,159	75,476	31,331	1,148,312

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

	By:	/s/ Paul A. Huckfeldt
Paul A. Huckfeldt
Chief Financial Officer and Senior Vice-President – Finance and Accounting

Date: June 14, 2019